Confidential	Exhibit 10.16

	Purchase Order	992331
Datron World Communications, Inc.	Page	1
3030 Enterprise Court	Date	11/30/2010
Vista CA 92081	Buyer	HMontgomery
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	NET 15

Vendor	Ship To

T000032	Datron World Communications, Inc.
MIKE MALONE	3030 Enterprise Court
TECHNICAL COMMUNICATIONS CORP	Vista CA 92081
100 DOMINO DRIVE	Phone: (760) 597-1500
CONCORD MA 01742-2892

Phone: 978-287-6219

Fax Num: 978-287-6228	Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence
Remit To

☐	Fax Sent Prior Do Not Duplicate	☐	Verbal Placed Prior Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
1	*****	*****	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET, UNTESTED
	Manufacturer				Mfg Part Number
	TCC-CRYPT				401-25470

2	*****	*****	EA	701614	******	******	******
				AUDIO CIPHERING HANDSET, UNTESTED
	Manufacturer				Mfg Part Number
	TCC-CRYPT				401-25470

	FAR 52.244-6, entitled “Subcontracts for Commercial Items and Commercial Components” and the clauses listed therein. The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. FAR 52.21 1-15, entitled “Defense Priority and Allocation Requirement”. This is a DO rated order and the Supplier shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700). The complete text of the Federal Acquisition Regulations (FARs) are available at http://www.arnet.gov/far/. The complete text of the Code of Federal Regulations (CFR) is available at http://ecfr.gpoaccess.gov/. This is W15P7T-09-D-D212 DOA7 rated, corrected cost 11/30

	SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS
	AMERICAN CARGO SERVICES PHONE: 800-508-4888
	SEND ALL INVOICES TO: BILLUS@DTWC.COM
					Total:		1,064,475.00

Buyer/Purchasing Agent	Date	Manager	Date

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED.

THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.